Contract No.: YF202011-B	Contract Date: 13th-Nov-2020

The Ii-key innovative flu vaccine development agreement

Parties:

Party A: Project initiator

Beijing Youfeng International Consulting Co., Ltd

1-806 Huirunyuan Jingtong Expy, Shilipu, Chaoyang, Beijing, China

And

Party B: Project technology investor

NuGenerex Immuno-Oncology Inc.(a subsidiary of Generex)

10102 USA Today Way SUITE 200, Miramar, FL 33025

Collectively called "Generex" hereafter

And

Party C: Technical Supporter

National Institute for Viral Disease Control and Prevention, Chinese Center for Disease Control and Prevention

No. 155, Changbai Road, Changping District, Beijing

And

Party D: fund provider

Beijing Guoxin Haixiang Equity Investment Partnership (Limited Partnership)

9-96, Building 6, Ronghui Park, Linkong Economic Core Area, Shunyi District, Beijing

The Joint Entity: Party A, Party B, Party C and Party D will setup a Joint research team and entity in China

Technical terms interpretation (FDA, NMPA)

FDA: U.S. Food and Drug Administration

NMPA: National Medical Products Administration (China FDA changed name to NMPA on Jan 21, 2019)

Explanation of Ii-key technology: technical mechanism, technical logic, application scenarios, intellectual property list, published literature lists, showcases of the technology and list of out licensed deals

Following the strategic cooperation agreement and the Ii-key innovative vaccine development agreement, we reached this cooperation agreement, the purpose is to cooperate in the development of Generex's internationally patented Ii-Key innovative technology flu vaccine and other vaccines, so that all parties involved in this project can quickly and effectively carry out relevant work.

WHEREAS, Party A, initiates and organizes all parties work together to establish a joint entity in China, provides other funds and financial guarantee in addition to Party D's contribution, and manages the cooperative research team to quickly develop and transfer Party B's Ii-Key flu vaccine technology.

Whereas, Party B, owns patents and technologies related to Ii-Key peptide vaccine , and is responsible for providing technology, clinical data, patents and other exclusive rights to the Joint Entity.

Whereas, Party C, provides technical means and technical support for vaccine clinical sample testing and clinical trials (including pre-clinical research, phase I, phase II and phase III clinical trials), is responsible for technical identification, research and development, and provides technology for subsequent vaccine immunological effect evaluation support. Party C is not responsible for capital investment and does not assume any debts to the establishment of the Joint Entity.

Whereas, Party D, provides the agreed funds needed for the research and development cooperation of this project, and assists Party A in securing funding for the research and development of the project.

NOW, THEREFORE, in consideration of the above premises and of the mutual agreements and covenants herein contained, Parties have reached the following agreement:

CHAPTER 1 SCOPE OF THE TECHNOLOGY COLLABORATION

 1.1 Data Sharing and Training

Party B shall disclose and permit the Joint Entity to use the following technology, including:

(1)   Ii-Key-SARS-CoV-2 technology, (Technical mechanism, technical logic, application scenarios, list of intellectual property rights, list of published documents, implementation cases, list of authorized technologies) See Exhibit B; (2) technical know-how; (3) pre clinical and clinic data; and (4) background material on the Ii-Key platform pertaining to its Ii-Key Peptide Vaccine technology for the flu vaccine applications (hereafter "Party B's Technology"). At the same time, Party B shall also clarify any other related proprietary technologies and train the technical personnel of the joint entity, Party B will ensure that the future cooperative research team can independently design, screen, analyze, verify and improve the specific T cell polypeptide antigen sequence through training, cooperative research, and commissioned development, and is responsible for the safety, effectiveness and quality of the T cell polypeptide specific sequence, such work will be initiated right after the signing of the agreement to ensure the implementation of the cooperation. Once the production technology of the Ii-Key peptide vaccine is transferred, preclinical research and clinical research (phase I, phase II and phase III) will begin. To evaluate the effectiveness of the vaccine in clinical studies.

1.2 Collaboration and Authorization

Under the technical guidance of Party C, Party A shall provide necessary facilities to the Joint Entity or Party C (if applicable). These facilities will include laboratories for Ii-Key peptide vaccine synthesis, analysis, in vivo testing, and phase I, phase II and phase III clinical research.

Party B hereby authorizes the Joint Entity to use Party B's Technology as listed in Exhibit B for the research, development and commercialization of products and technology according to this Agreement, see Exhibit A for details of the authorization. The Joint Entity will conduct product development and research under this Agreement, and Party C will evaluate the protective efficacy of vaccines in preclinical and clinical studies of influenza.

Provided that all the parties have fulfilled the terms and conditions of this Agreement, Party B agrees that such authorization shall be immediately and unconditionally effective for the Joint Entity from the date of its establishment.

1.3 After the execution (signatures) of this Agreement, Party B will provide the cooperative research team with copies of technical documents, patents, regulatory documents, and preclinical and clinical reports related to the Ii-Key-SARS-CoV-2 peptide vaccine (hereafter "Technical Information").

1.4 Party B shall provide technical training and support services related to this collaboration. The contents of the technical training and support service will be agreed upon in detail by the parties and annexed as exhibit to this Agreement.

CHAPTER 2 COLLABORATIVE TERMS AND CONDITIONS

2.1 Provide of Technical Information

Upon the entry into force of this Agreement, Party B shall provide the Technical Information to the Joint Entity.

2.2 License Fee

The Parties hereby agree that, upon the successful development of the flu vaccine and receipt of approval from NMPA for the product launch, the Joint Entity shall pay the license fee of US$ 2.5 million to Party B (and deduct from such license fee, the related cost and expenses of data matching, technical identification, sample testing, vaccine immunological effect evaluation and clinical trials, which the Parties estimated to be about US$ 500,000).

2.3 Exclusivity

(1) Party B agrees that its authorization to the Joint Entity becomes a perpetual sole and exclusive license for the Joint Entity to use the technology within the licensed territory and the licensed area, and except for the Joint Entity, Party B does not and will not grant authorization or license to any third party to use such technology within the licensed territory or the licensed area.

The Parties hereby agree that, The intellectual property rights of Party B's technology that be authorized to the Joint Entity to use belong to Party B; any products developed by the Joint Entity and the intellectual rights thereof (including but not limited to the patents, trademarks, copyrights, know-how, technical plan, data, filing materials, trade secrets) shall solely and exclusively be owned by the Joint Entity.

CHAPTER 3 FEES AND RESPONSIBILITIES

3.1 To facilitate the implementation of the collaborative work signed in this agreement, the cooperative research team intends to accept a working group sent by Party B to conduct technical training and exchange information with project participants, and discuss the Ii key peptide vaccine the effectiveness of communication. With the Joint Entity's prior approval or confirmation, it shall bear all related expenses, including international and domestic travel expenses.

3.2 Limited responsibilities: All parties should cooperate closely to avoid any problems or disputes that may arise during the cooperation process. If cooperation is not possible due to certain technical or policy reasons, negotiations will be conducted in a friendly manner.

CHAPTER 4 GUARANTEES

4.1. Party B guarantees that:

(1) The patents, technology, trade secrets and other intellectual property rights authorized and licensed by it to the Joint Entity under this Agreement are lawfully owned and fully entitled by it, and that the ownership of such intellectual property rights and related interests are free and clear of any kind of lien or security interest; it has not been notified in writing of any claim by any third party that the development of any licensed product within the licensed territory infringes the intellectual property rights of such third party, nor has it been aware of any third party's intent to raise such claims;

(2) its execution, delivery and performance of this Agreement requires no license, authorization or consent from any governmental agency or any other person or corporation, and such execution, delivery and performance will not result in any breach of or give rise to any right to terminate, revoke, renegotiate or accelerate, or trigger any other right under any agreement or contract relating to the licensed IP and/or licensed products;

(3) The use of the licensed technology by the Joint Entity for its business or services will not infringe the patent, trademark, copyright, trade secrets or any other rights of any organization or individual; and

(4) It will comply with the laws of both the United States and China, and will not violate any laws or regulations in connection with this cooperation.

4.2. Party B guarantees the use of vaccine adjuvants. (1) Provide relevant certification, rationality and necessity of the adjuvant application; (2) Dosage design mechanism and parameters (what chemical substance); (3) Provide adjuvant source (China has all raw materials and other conditions for vaccine production) (4) Provide stability instructions (5) Provide past use history of adjuvant use

4.3. Party B guarantees that the current and future Ii-key vaccine data in the U.S. or other countries in clinical trials (including clinical phase I, phase II, and phase III) and the projects (whether directly or indirectly) reported to the FDA (Regardless of race and ethnicity) to share with the Joint Entity to help the project advance quickly

4.4. Party B guarantees that the patents covered in this agreement shall be lawful and valid.

4.5. All four partners promised to ensure that all relevant Ii-Key vaccine human clinical trials will be conducted in countries with vaccine clinical trials conditions in accordance with the guidelines of the International Coordinating Committee (ICH).

4.6. The Joint Entity guarantees that it will take all necessary steps to obtain regulatory approval of the Ii-Key vaccine in the Peoples Republic of China and its territories.

CHAPTER 5 EFFECTIVENESS AND TERMINATION

5.1. This Agreement is signed by the representatives of all parties, and shall become effective on the date of execution or signature of this Agreement.

5.2. Termination for Breach.

Either party shall have the right to terminate this Agreement at any time: (i) any party fails to perform its obligations under this Agreement and fails to cure such default within ten business days after notified by written notice from any non-breaching party; (ii) if Party B has not provide relevant Technical Information to the cooperative research team in accordance with Section 2.1 of this Agreement, the Joint Entity may notify Party B in writing and terminate this Agreement. (iii) Due to changes in national laws and regulations or related management provisions, the party C can not complete the framework agreement, and the party C has the right to terminate the framework agreement without any responsibility.

5.3. Continuing Obligations. Except for the termination of this Agreement pursuant to Sectiont 5.2, termination of this Agreement for any other reason shall not be construed to release any party from any obligation that matured prior to the effective date of such termination. No termination hereunder shall constitute a waiver of any rights or causes of action that either party may have for any acts or omissions or breach hereunder by the other party prior to the termination date

5.4. Legal Effect

This agreement is legally binding between all parties.

CHAPTER 6 CONFIDENTIALITY

6.1. All parties agree: Any financial, legal, commercial or technical information (including but not limited to trade secrets) disclosed to them by Party A, Party C, Party D and Party Bin response to this agreement, unless such information has been legally disclosed, otherwise. Oral disclosure through oral, written or other means shall be regarded as their respective confidential and proprietary information ("confidential information"), and shall be regarded as confidential information in accordance with the provisions of this Agreement.

6.2. Parties shall hold the Confidential Information in strictest confidence, shall use such Confidential Information solely in connection with its obligations hereunder, and shall not take any action in derogation of such confidentiality. The parties shall take all reasonable steps to ensure that the Confidential Information of Licensor is not used by or made available or furnished or disclosed to any person (other than such party's employees who need to know such Confidential Information for conducting of their ordinary responsibilities on behalf of such party), including, but not limited to, taking at least the steps it takes to protect information, data or other tangible and intangible property of its own that it regards as proprietary or confidential. The parties shall instruct its employees and agents having access to Confidential Information of collaboration regarding the terms and limitations contained in this Agreement.

CHAPTER 7 FORCE MAJEURE

7.1. When the force majeure events happen, the Party affected by force majeure events shall notify the other Party of the same by telex or telegraph as soon as possible, and shall supply to the other Party effective evidential documents by air registered mail within 14 days since the force majeure events.

7.2. If the force majeure events continue for more than 120 days, the parties shall then discuss the execution of the signed agreement.

7.3. Except as expressly provided otherwise herein, any delays in or failures of performance by any party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the party affected, including but not limited to: acts of God, new regulations or laws of any government; strikes or other concerted acts of workers; fire, floods, explosions; riots; wars; rebellion; and, sabotage, and any performance time under this agreement shall be extended based on the delay time reasonably caused by such events.. The above provisions shall not be used as an excuse for the Joint Entity to delay or substitute for any overdue payment under this agreement.

 CHAPTER 8 GOVERNING LAW

8.1. The signing of this cooperation agreement, its validity, interpretation and execution, and the settlement of disputes related to this agreement shall be governed by Chinese laws and have been publicly released. However, if China does not have public laws on specific issues related to this agreement, then refer to general international business practices

8.2. The collaborative work signed in this agreement will be protected by the laws of the People's Republic of China.

CHAPTER 9 DISPUTE RESOLUTION

If a dispute arises in connection with the validity, interpretation or implementation of this Agreement, the parties shall attempt in the first instance to resolve such dispute through friendly consultations. If the parties fail to reach an agreement after consultation, such dispute shall be submitted to the International Arbitration Committee for arbitration actions. The decisions made by the Arbitration Committee shall be the final, and shall be effective and have restrictions to parties with fairness. The place of Arbitration shall be in Hong Kong, China.

CHAPTER 10 MISCELLANEOUS

10.1. Any and all amendments to the clauses in this agreement shall be agreed upon and signed in written documents by all Parties, which shall be considered as integral parts of this agreement and have the same legal effect as this agreement.

10.2. After expiration of this agreement, if there is still unpaid debt by any party, these debts are still effective and are continued obligations to be paid by the party who owes debts to.

The text of this agreement and its exhibits are all integral parts of this agreement and have the same legal force and effect.

10.4. This agreement is written in English and Chinese version. The communications between Parties shall be conducted in both English and Chinese. Formal notices shall be in written in duplicate, sent by registered air mail. All parties shall ensure that the Chinese version and English version of the agreement, any communication or notice shall be consistent.

10.5 Any party who intends to publicly disclose any cooperation information requires the prior written consent of the four parties (email).

10.6 E signature

E signature on the agreement is valid.

1

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed as of the date first written above by their duly authorized representatives.

2

Exhibit A

Technical Licensing Certificate

1.1 Licensing. Subject to any reserved rights under this Agreement, Party B hereby grants to the Joint Entity a royalty-bearing, non-transferable, sub licensable license to develop, produce and commercialize the Licensed Technology within the Licensed Territory and the Licensed Area based on Party B's Technology as set forth in Section 1.1 of the Ii-key Innovative Flu Vaccine Development Agreement (the "Licensing"). Subject to other provisions of this Agreement, the licensing is (a) if Party B owns or is entitled to exclusive licensing of the licensed patent rights and know-how, then Party B will grant an exclusive licensing of such licensed patent rights and know-how to the Joint Entity, and (b) if Party B is entitled to non-exclusive licensing of the licensed patent rights and know-how, then Party B will grant such licensed patent rights and know-how to the Joint Entity on a non-exclusive basis. For clarity, the Licensed Technology herein shall include all inventions, technical improvements, joint improvements related to the licensed technology that are necessary or essential for the development, production or commercialization within the Licensed Territory.

1.2 Licensed Territory. The Licensed Territory shall be worldwide , which means it's valid anywhere in the world.

1.3 Licensed Aera. The development, production and sales of Ii-key flu vaccine technology.

1.4 Term. The Licensing shall be effective as of the date of the Ii-Key Innovative Vaccine Development Agreement and is perpetual and will not be revoked or terminated except for the material breach by the Joint Entity.

1.5 Exclusivity. The Licensing is the sole and exclusive license within the Licensed Territory and the Licensed Area, except for the Joint Entity, no third party (including Party B) has the right to use the Licensed Technology within the Licensed Territory since the effective date of the Licensing.

1.6 Reserved Rights. Except for the rights expressly granted to the Joint Entity under the terms of this Agreement, Party B reserves the right to use the Licensed Technology.

1.7 Sub-licensing. Subject to the terms and conditions of this Agreement, Party B hereby grants to the Joint Entity sub-licensing rights under the Licensing, and the Joint Entity shall have the right to grant sub-licensings to one or more of its Affiliates (the "Joint Entity Sub-licensee"), which sub-licensings shall not exceed the scope of the Joint Entity's rights under this Agreement.

3

Exhibit B

List of Authorized Intellectual Property Rights

FDA Pre-IND Avian Flu vaccine 2006

S-OIV HlNl Synthetic Peptide Vaccine

4